UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2013

Cole Office & Industrial REIT (CCIT II), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-187470 (1933 Act)	46-2218486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On September 17, 2013, Cole Office & Industrial REIT (CCIT II), Inc. (the “Company”) and Cole Capital Corporation, an affiliate of the Company’s sponsor (the “Dealer Manager”), entered into a Dealer Manager Agreement (the “Dealer Manager Agreement”) whereby Cole Capital Corporation will serve as the Company’s exclusive dealer manager in connection with the distribution of the Company’s shares of common stock (the “Shares”) pursuant to the Company’s initial public offering of $2,975,000,000 in Shares, on a best efforts basis, of which (i) $2,500,000,000 in Shares are offered pursuant to the Company’s primary offering and (ii) $475,000,000 in Shares are offered pursuant to the Company’s distribution reinvestment plan (the “DRIP”).
Except in certain circumstances described in the Company’s Registration Statement on Form S-11, as amended (File No. 333-187470) (the “Registration Statement”), under the Dealer Manager Agreement, Cole Capital Corporation will provide certain wholesaling, sales, promotional and marketing assistance services to the Company and will receive (i) selling commissions of 7.0% of the gross proceeds from sales of Shares in the Company’s primary offering, all of which will be reallowed by Cole Capital Corporation to participating broker-dealers, and (ii) a dealer manager fee of 2.0% of the gross proceeds from sales of Shares in the Company’s primary offering, all or a portion of which may be reallowed by Cole Capital Corporation to participating broker-dealers. No selling commissions or dealer manager fee will be paid for Shares sold pursuant to the DRIP.
The terms of the Dealer Manager Agreement were approved by the Company’s board of directors, including a majority of its independent directors.
Subject to certain limitations, including those set forth in the Company’s charter, the Company has agreed to indemnify Cole Capital Corporation and the participating broker-dealers against losses, claims, damages and liabilities that may arise out of (i) untrue statements of a material fact contained in the Registration Statement, prospectus or blue sky applications relating to the Company’s offering, or (ii) the omission to state a material fact required to be stated in the Registration Statement, prospectus or blue sky applications relating to the Company’s offering.
The foregoing summary of the Dealer Manager Agreement is qualified in its entirety by reference to the Dealer Manager Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Title
1.1	Dealer Manager Agreement by and between Cole Office & Industrial REIT (CCIT II), Inc. and Cole Capital Corporation, dated as of September 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2013	COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
	By:	/s/ Gavin B. Brandon
	Name:	Gavin B. Brandon
	Title:	Vice President of Accounting
Principal Accounting Officer

Exhibit Index

Exhibit Number	Title
1.1	Dealer Manager Agreement by and between Cole Office & Industrial REIT (CCIT II), Inc. and Cole Capital Corporation, dated as of September 17, 2013